UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 13, 2002

                      AMERICAN WATER WORKS COMPANY, INC.
                     -----------------------------------

              (Exact name of registrant specified in its charter)

   Delaware                0001-03437                     51-0063696
   --------                ----------                     ----------

(State or other           (Commission                  (I.R.S. Employer
 Jurisdiction of          File Number)                 Identification No.)
 Incorporation)

1025 Laurel Oak Road, P.O. Box 1770 Voorhees, NJ                  08043
------------------------------------------------                  -----

(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (856) 346-8200


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ITEM 9.  REGULATION FD DISCLOSURE.

American Water Works Company, Inc. is furnishing herewith a copy of an employee communication relating to its proposed merger with a subsidiary of RWE. This information is attached to this Form 8-K as Exhibit 99.1.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMERICAN WATER WORKS COMPANY, INC.


                                   By:   /s/ W. Timothy Pohl
                                        --------------------------------
                                        Name:  W. Timothy Pohl
                                        Title: General Counsel and Secretary


Date:  November 13, 2002


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                                 EXHIBIT INDEX

Exhibit No.                Description

99.1                       RWE Acquisition Update #29 dated November 13, 2002.


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